UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2021

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-3034	41-0448030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall Minneapolis Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 612 330-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	XEL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 5, 2021, Xcel Energy Inc. (Xcel Energy) entered into an equity distribution agreement (the Distribution Agreement) with Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC (collectively, the Sales Agents). The Sales Agents will act as Xcel Energy’s sales agent with respect to the offer and sale of shares of Xcel Energy’s common stock (par value $2.50 per share) having an aggregate gross sales price of up to $800,000,000 (Shares).

Xcel Energy will pay each Sales Agent a commission of up to 1.0% of the gross sales price for any Shares sold by such Sales Agent. The offering of the Shares will terminate upon the earlier of (1) the sale of all the Shares subject to the Distribution Agreement and (2) the termination of the Distribution Agreement, pursuant to its terms, by either Xcel Energy or, with respect to any Sales Agent, such Sales Agent, at any time in the respective party’s sole discretion.

All of the Shares to be offered and sold were registered pursuant to Xcel Energy’s registration statement (the Registration Statement) previously filed with the Securities and Exchange Commission on Form S-3 (File No. 333-255446).

A copy of the Distribution Agreement is filed as Exhibit 1.01 hereto and is incorporated by reference herein.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description

1.01	Equity Distribution Agreement, dated November 5, 2021, among Xcel Energy Inc., Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC

5.01	Opinion of Amy L. Schneider as to the legality of the Shares

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC.
(a Minnesota Corporation)

By:	/s/ Paul A. Johnson
Name:	Paul A. Johnson
Title:	Vice President, Treasurer and Investor Relations

Date: November 5, 2021